UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) June 6, 2005
                                                           ----------------

                                AKID CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

           000-27333                                   84-1493150
     (Commission File Number)              (IRS Employer Identification No.)

                               43 West 33rd Street
                               New York, NY 10001
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (212) 695-3334
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5  Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

As previously disclosed, on June 6, 2005, Akid Corporation (the "Company" or "we") consummated the transactions contemplated by the Share Exchange Agreement dated as of May 2005 (the "Share Exchange Agreement") by and among the Company, Advanced Plant Pharmaceuticals, Inc. ("APPI") and James B. Wiegand. Pursuant to the Share Exchange Agreement, the Registrant acquired from APPI its ownership interest in 7,000,000 shares of the common stock of Mazal Plant Pharmaceuticals Inc., a Delaware corporation ("Mazal"), which represented 68.5% of the issued and outstanding shares of Mazal. In exchange, the Company agreed to issue to APPI 20,000,000 shares of the Company's common stock. Following the consummation of such share exchange, APPI holds a majority of the issued and outstanding common shares of the Company, and the Company holds a majority of the issued and outstanding common shares of Mazal. Reference is made to the description of these transactions and the Share Exchange Agreement included in the original filing of this Current Report on Form 8-K on June 9, 2005.

The principal purpose of this amendment is to provide financial statements reflecting the reverse merger between the Company and Mazal, which were not included in the original filing of this Current Report on Form 8-K. In addition, we are providing herein certain information reflecting the assets and operations of the Company following the reverse merger. All references in this Current Report to the Company shall refer to Akid Corporation.

DESCRIPTION OF THE BUSINESS

The Company was organized under the laws of the State of Colorado on April 9, 1998. The Company's only activity prior to June 6, 2005 had been attempts to locate and negotiate with a business entity for the merger of that target company into our Company. Its operations consisted solely of seeking merger or acquisition candidates, and the Company had no business operations or revenues.

The Company was an insignificant participant among the firms which engaged in the acquisition of business opportunities. There were many established venture capital and financial concerns which had significantly greater financial and personnel resources and technical expertise than the Company. In view of the Company's limited financial resources and limited management availability, the Company may have been at a competitive disadvantage compared to the Company's competitors.


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On June 6, 2005, the Company underwent a change in control and substantially shifted the focus of its business. As discussed above, on June 6, 2005, the Company acquired a majority interest in Mazal pursuant to the Share Exchange Agreement. Since such change in control, the Company, through Mazal, engages in the development, manufacture, and distribution of plant-based pharmaceutical drugs for the treatment of various human illnesses.

Principal Products and their Markets

The Company's only product currently under development is MAHDL, a plant based drug whose purpose is the reduction of levels of cholesterol in the bloodstream and the prevention of cardiovascular diseases associated with high cholesterol levels. The Company is also considering developing plant-based drugs for the treatment of diabetes and Alzheimer's disease. In addition, the Company intends to develop the capabilities necessary to become a world supplier of pharmaceutical-grade medicinal plants for the neutraceutical, homeopathic, and plant pharmaceutical markets.

MAHDL is a drug consisting of caplets containing various combinations of herbs. In order to understand how MAHDL works, it is important to understand that cholesterol levels can be improved by either directly lowering bloodstream levels of low-density lipoprotein, also known as "LDL" or "bad" cholesterol, or by raising bloodstream levels of high-density lipoprotein, also known as "HDL" or "good" cholesterol. HDL extracts cholesterol particles from the cholesterol deposits attached to arterial walls and transports them to the liver, where they are disposed of by the body. HDL also interferes with the accumulation of LDL cholesterol deposits on the arterial walls. The risk of atherosclerosis and heart attacks in both men and women is strongly related to HDL levels. High HDL levels are associated with a lower risk. The lowering of levels of triglycerides in the bloodstream also has a positive effect on cholesterol levels. It is our hope that our MAHDL drug lowers cholesterol levels by improving the human body's metabolic processes that naturally lower cholesterol levels by both increasing HDL cholesterol levels and lowering triglyceride levels in the body.

There is a large potential market for a safe and effective treatment for elevated cholesterol levels. Cardiovascular diseases are among the leading causes of death worldwide, and high blood cholesterol (Hypercholesterolemia) is one of the major risk factors for heart disease. Elevated cholesterol, especially LDL, in the bloodstream collects on the walls of the arteries and causes the flow of blood to the heart to be blocked.

Distribution Methods of the Products

The Company is currently searching for opportunities to enter into a joint venture with a major pharmaceutical distribution company that already has the resources and capabilities required to distribute our products throughout the United States and internationally. Specifically, the Company is looking for a joint venturer who will provide the following services:

      o     Complete the development of MAHDL;

      o Submit the required documentation to the Food and Drug Administration and secure approval for MAHDL;

      o Support MAHDL with pre-launch, launch and ongoing marketing and support activities commensurate with the sales potential; and

      o Dedicate and manage a sales force of sufficient numbers to maximize the international market potential for MAHDL


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Such joint venturer can be either a branded pharmaceutical company (perhaps one with a drug whose patent rights are running out shortly) or, alternatively, one of the major pharmaceutical generic manufacturers looking for its own brand.

Competition

Currently, the most widely used drugs that reduce elevated LDL is a group of drugs known as Statins. Statins include atorvastatin (Lipitor), rosuvastatin (Crestor), simvastatin (Zocor), and pravastatin (Pravachol). However, the Company believes that it may have a competitive advantage over Statins because Statins have significant side effects, including abdominal pain, muscle inflammation and liver abnormalities. In addition, although these drugs lower LDL levels significantly, they do not appreciably affect HDL or triglyceride levels.

Niacin is the most widely used drug that is used for the purpose of raising HDL levels. However, up to 88% of patients experience flushing or hot flashes as a side effect of Niacin, and there are other side effects as well. Fibrates such as Lopid are successful in lowering triglycerides.

In addition, there are legions of natural dietary supplements sold as nutraceuticals that claim to lower cholesterol. These over-the-counter supplements range from fish oil (omega-3 fatty acids) to garlic, and from circumin (turmeric) and guggul (gum resin) to Chlorella (microalgae), cinnamon, calcium citrate, and pantethine (vitamin B-6), amongst others. The clinical effects of these dietary supplements are controversial, and for the most part are undocumented and unproven.

Sources and Availability of Raw Materials; Names of Principal Suppliers

Active pharmaceutical ingredients and other materials and supplies that we use in our operations are generally available and purchased from many different foreign and domestic suppliers. Additionally, we maintain sufficient raw materials inventory and are developing the capability to farm many of the plants we use as raw materials. However, there is no guarantee that we will always have timely and sufficient access to a critical raw material or finished product. A prolonged interruption in the supply of a single-sourced active ingredient or finished product could cause our financial position and results of operations to be materially adversely affected.


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Intellectual Property

We have secured a U.S. patent in a version of MAHDL known as Drug Formulation 1. Such patent will expire in 2013. In March 2005, we filed a U.S. patent application for another version of MAHDL, and such application is still pending. There can be no assurance that the pending patent application will result in issued patents, that patents, trademarks or trade names issued to us will not be challenged or circumvented by competitors, or that such patents, trademarks or trade names will be found to be valid or sufficiently broad to protect our proprietary technology or to provide us with a competitive advantage.

Governmental Regulation

Our product is subject to extensive governmental regulation, including the Federal Food, Drug, and Cosmetic Act, as amended, the Public Health Service Act, also as amended, as well as other federal, state, and local statutes and regulations. These laws, and similar laws outside the U.S., govern the clinical and non-clinical testing, manufacture, safety, effectiveness, approval, labeling, distribution, sale, import, export, storage, record keeping, reporting, advertising and promotion of our products, if approved. Violations of regulatory requirements at any stage may result in various adverse consequences, including regulatory delay in approving or refusal to approve a product, enforcement actions, including withdrawal of approval, labeling restrictions, seizure of products, fines, injunctions and/or civil or criminal penalties. Any product that we develop must receive all relevant regulatory approvals or clearances before it may be marketed.

The regulatory process, which includes extensive pre-clinical testing and clinical trials of each clinical candidate to study its safety and efficacy, is uncertain, takes many years and requires the expenditure of substantial resources. We cannot assure you that the clinical trials of our product candidates under development will demonstrate the safety and efficacy of those product candidates to the extent necessary to obtain regulatory approval.

Food and Drug Administration

Our product is subject to regulation by the Food and Drug Administration (the "FDA") and other authorities. The activities required by the FDA before a product such as MAHDL may be marketed in the United States are generally performed in the following sequential steps:

      1. Pre-clinical testing. This includes laboratory testing of our products in animals to determine safety, efficacy and potential toxicity. Pre-clinical studies must be conducted by laboratories that comply with FDA regulations regarding good laboratory practice.

      2. Submission to the FDA of an investigational new drug application ("IND"). The results of pre-clinical studies, together with manufacturing information, analytical data and proposed clinical trial protocols, are submitted to the FDA as part of an IND, which must become effective before the clinical trials can begin. Once the IND is filed, the FDA has 30 days to review it. The IND will automatically become effective 30 days after the FDA receives it, unless the FDA indicates prior to the end of the 30-day period that the proposed protocol raises concerns that must be resolved to the FDA's satisfaction before the trials may proceed. If the FDA raises concerns, we may be unable to resolve the proposed protocol to the FDA's approval in a timely fashion, if at all.


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      3. Completion of clinical trials. Human clinical trials are necessary to seek approval for a new drug or biologic and typically involve a three-phase process. In phase I, small clinical trials are generally conducted to determine the safety of the product. In phase II, clinical trials are generally conducted to assess safety, acceptable dose, and gain preliminary evidence of the efficacy of the product. In phase III, clinical trials are generally conducted to provide sufficient data for the statistically valid proof of safety and efficacy. Clinical trials must be conducted according to good clinical practices under protocols that detail the trial's objectives, inclusion and exclusion criteria, the parameters to be used to monitor safety and the efficacy criteria to be evaluated, and informed consent must be obtained from all study subjects. Each protocol must be submitted to the FDA as part of the IND. The FDA may impose a clinical hold on an ongoing clinical trial if, for example, safety concerns arise, in which case the study cannot recommence without FDA authorization under terms sanctioned by the agency. In addition, before a clinical trial can be initiated, each clinical site or hospital administering the product must have the protocol reviewed and approved by an independent institutional review board ("IRB"). The independent IRB will consider, among other things, ethical factors and the safety of human subjects. The independent IRB may require changes in a protocol, which may delay initiation or completion of a study. Phase I, Phase II or Phase III clinical trials may not be completed successfully within any specific period of time, if at all, with respect to any of our potential products. Furthermore, we, the FDA or an independent IRB may suspend a clinical trial at any time for various reasons, including a finding that the healthy individuals or the patients are being exposed to an unacceptable health risk.

      4. Submission to the FDA of a New Drug Application ("NDA"). After completion of clinical studies for a biologics product, a New Drug Application ("NDA") is submitted to the FDA for product marketing approval. No action can be taken to market any new drug or biologic product in the United States until the FDA has approved an appropriate marketing application.

      5. FDA review and approval of the NDA before the product is commercially sold or shipped. The results of pre-clinical studies and clinical trials and manufacturing information are submitted to the FDA in the form of an NDA for approval of the manufacture, marketing and commercial shipment of the product. The FDA may take a number of actions after the NDA is filed, including but not limited to, denying the NDA if applicable regulatory criteria are not satisfied, requiring additional clinical testing or information; or requiring post-market testing and surveillance to monitor the safety or efficacy of the product. Adverse events that are reported after marketing approval can result in additional limitations being placed on the product's use and, potentially, withdrawal of the product from the market. Any adverse event, either before or after marketing approval, can result in product liability claims against us.


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An IND filed with the FDA with respect to MAHDL is presently effective. MAHDL has been approved by the FDA for Phase I and Phase II clinical trials. The Company estimates that Phase II clinical trials will take about 8 months to complete at a cost of approximately $1,000,000.

Medicaid and Medicare

Medicaid, Medicare and other reimbursement legislation or programs govern reimbursement levels and require all pharmaceutical manufacturers to rebate a percentage of their revenues arising from Medicaid-reimbursed drug sales to individual states.

Environment

We believe that our operations comply in all material respects with applicable laws and regulations concerning the environment. While it is impossible to predict accurately the future costs associated with environmental compliance and potential remediation activities, compliance with environmental laws is not expected to require significant capital expenditures and has not had, and is not expected to have, a material adverse effect on our earnings or competitive position.

Product Liability

The sale of pharmaceutical products can expose the manufacturer of such products to product liability claims by consumers. A product liability claim, if successful and in excess of our insurance coverage, if any, could have a material adverse effect on our financial condition.

Employees

The Company has three full-time employees and three part-time employees.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Forward-Looking Statements

This Amended Current Report on Form 8-K contains forward-looking information. Forward-looking information includes statements relating to future actions, future performance, costs and expenses, interest rates, outcome of contingencies, financial condition, results of operations, liquidity, business strategies, cost savings, objectives of management, and other such matters of the Company. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. Forward-looking information may be included in this Amended Current Report on Form 8-K or may be incorporated by reference from other documents filed with the Securities and Exchange Commission (the "SEC") by the Company. You can find many of these statements by looking for words including, for example, "believes," "expects," "anticipates," "estimates" or similar expressions in this Amended Current Report on Form 8-K or in documents incorporated by reference in this Amended Current Report on Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events.


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The Company has based the forward-looking statements relating to the Company's operations on management's current expectations, estimates and projections about the Company and the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In particular, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, the Company's actual results may differ materially from those contemplated by these forward-looking statements. Any differences could result from a variety of factors, including, but not limited to, general economic and business conditions, competition, and other factors.

Plan of Operation.

From the date of incorporation of Mazal, May 18, 2004, through December 31, 2004, Mazal had no revenues. Going forward, the Company intends to engage in the development and sale of plant-based pharmaceutical drugs through Mazal.

Financial Condition and Results of Operation.

Mazal had no revenues from May 18, 2004 through December 31, 2004. Total expenses during such period were $13,778. Such expenses consisted primarily of salaries.

Liquidity and Capital Resources

We currently do not have sufficient resources to finance our operations. We need to raise additional capital, and are currently attempting to raise funds through the issuance of shares. Although we are confident that we will be able to raise the capital necessary to fund our operations for the next 12 months, there is no assurance that we will be able to obtain such financing in sufficient amounts or on acceptable terms when needed, which could adversely affect our operating results and prospects.

Off Balance Sheet Arrangements.

None.

RISK FACTORS

An investment in our common shares must be considered highly speculative, generally because of the nature of our business and the general stage of its development. In addition to the usual risks associated with investment in a business, potential investors should carefully review the following factors together with the other information contained in this quarterly report before making an investment decision. The risks described below are not the only ones facing us. If any of the following risks actually occur, our business, financial condition and operating results could be materially affected.


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Risks Related to Our Industry

Because the manufacture and marketing of human pharmaceutical products requires the approval of the Food and Drug Administration in the United States and similar agencies in other countries, and since we do not yet have such approval, shareholders are at risk that we will be unable to successfully develop and market our products. We have not yet established that our products will be safe and effective through clinical trials.

The manufacture and marketing of human pharmaceutical products in the United States and other countries require the approval from the United States Food and Drug Administration and other similar foreign regulatory agencies. The process that our pharmaceutical product candidates must undergo to obtain these approvals includes preclinical testing and clinical trials to demonstrate safety and efficacy. Such process is expensive and time consuming. Investors are at risk that we will be unable to successfully develop future products, prove safety and effectiveness in clinical trials, or receive applicable regulatory approvals.

Regulatory authorities have the power to withdraw a previously approved product from the market upon a change in regulations or upon receipt of newly discovered information and/or require additional, and potentially expensive, additional testing. Since we have no history with our products, we might face such newly discovered information that comes to light after initial approval of our products.

Unanticipated changes in existing regulations or the adoption of new regulations could adversely affect the development, manufacture and marketing of our products. Since we have no operating history, ongoing government regulation could cause unexpected delays and adversely impact our business in areas where our inexperience might lead to failure in complying with applicable requirements. Such failure to comply might also result in criminal prosecution, civil penalties, recall or seizure of products, or partial or total suspension of production. Any of these penalties could delay or prevent the promotion, marketing or sale of our products. Furthermore, the laws, regulations, policies or current administrative practices of any governmental body, organization or regulatory agency in the United States or any other jurisdiction, might be changed, or applied or interpreted in a manner which will fundamentally alter the ability of us or our collaborative partners to develop, operate, export or market the products or services which we may provide. We do not have lobbying or other resources to affect the course of such changes. If such future changes have an adverse impact on our products or their manufacture and marketing, the likelihood of our success could be damaged.

We are engaged in a rapidly changing field characterized by intense competition that we expect to increase. Since we are a small company with limited financial resources, and many of our competitors have significant products that have been approved or are in development and operate large, well-funded discovery and development programs, we will experience a competitive disadvantage.


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We are engaged in a rapidly changing field characterized by rapid technological change, new and improved product introductions, changes in regulatory requirements and evolving industry standards. Other products and therapies that will compete directly with the products that we are seeking to develop currently exist or are being developed. We expect competition from fully integrated pharmaceutical companies and more established companies to be intense and to increase. These companies have significantly greater financial resources and expertise in discovery and development, manufacturing, preclinical and clinical testing, obtaining regulatory approvals and marketing than we do. Many of our competitors have significant products that have been approved or are in development and operate large, well-funded discovery and development programs. Academic institutions, governmental agencies and other public and private research organizations also conduct research, seek patent protection and establish collaborative arrangements for therapeutic products and clinical development and marketing. We have none of these resources. In addition, we will face competition based on product efficacy and safety, the timing and scope of regulatory approvals, availability of supply, marketing and sales capability, reimbursement coverage, pricing and barriers from patent positions of larger companies. We do not have any experience in these areas at this time and therefore we are at a competitive disadvantage.

If our competitors succeed in developing competing products earlier than we do, in obtaining regulatory approvals for such products more rapidly than we do, or in developing products that are more effective or less expensive than the products we develop, we will have difficulty competing with them.

Since our competitors keep this type of information confidential, we do not know where they stand in developing competing products. As a result, we might be using our resources, including the proceeds from our recently completed initial public offering, to develop products that will face such competition from our competitors and our products might not be successful in the marketplace. Our future success depends on our ability to timely identify new market trends and develop, introduce and support new and enhanced products on a successful and timely basis. We might not be successful in developing or introducing to the market our products. If we fail to develop and deploy new products on a successful and timely basis, we will be non-competitive and unable to recoup the research and development and other expenses we incur to develop and test new product candidates.

Even if our products are approved for sale by the regulatory authorities, we have not yet demonstrated their market acceptance and they might not gain market acceptance among physicians, patients, healthcare payers and the medical community.

The degree of market acceptance will depend on a number of factors, including:

o     demonstration of the clinical efficacy and safety of the products;

o     cost-effectiveness;


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o     potential advantage over alternative treatment methods;

o     the effectiveness of marketing and distribution support for the products;
      and

o     reimbursement policies of government and third party payers.

If our product candidates do not achieve significant market acceptance, our business and financial condition will be materially adversely affected.

Our success may depend in part on the extent to which reimbursement for the cost of our products will be available from government health administration authorities, private health coverage insurers and other organizations, since potential customers might not use our products if such reimbursement is not available.

At the present time, we have not established that such governmental authorities or non-governmental providers will reimburse physicians and patients for the use of our products. Recently, the prices of medical products and services have increasingly been examined and challenged by third parties and consumers of such products and services. We anticipate that new federal or state legislation will be proposed to attempt to provide broader and better health care and to manage and contain costs. Since we have not yet established reimbursement coverage, we face significant uncertainty as to the reimbursement status of newly approved health-care products and whether third party reimbursement will be available at price levels sufficient for us to realize our desired returns.

Since we will be administering our products in human clinical trials and thereafter to patients, we will be subject to potential product liability risks which are inherent in the testing, manufacturing, marketing and sale of therapeutic products.

Our clinical studies will include trials on humans. These studies create a risk of liability for serious side effects to participants resulting from an adverse reaction to the products being tested or resulting from negligence or misconduct and the associated adverse publicity. We manage our liability risks by trying to follow proper protocols and through product liability insurance. We intend to purchase liability insurance for clinical trials at the time we begin such trials. Such insurance is expensive and difficult to obtain. In the future, insurance coverage might not be available to us on acceptable terms, if at all. If we are unable to obtain sufficient insurance coverage on reasonable terms or to otherwise protect against potential product liability claims we might not be able to commercialize our products. If we face a future product liability claim or a product withdrawal, we will suffer a material adverse effect on our financial condition.

Risks Related to to Our Business

Since we are at an early stage of development, we have not completed the development of any product and we have not begun to market or generate revenues. We do not anticipate generating any revenue in the foreseeable future. If we are unsuccessful in completing the developing and marketing of our products, our securities will be worthless.


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We are at an early stage of development. Our operations to date have consisted primarily of developing and testing our MAHDL product. MAHDL will require significant additional clinical testing and investment prior to commercialization. A commitment of substantial resources by us and/or future collaborative partners to conduct time-consuming research and clinical trials will be required if we are to complete the development of MAHDL. We do not know if we will be able to complete these tasks. We do not expect MAHDL to be commercially available for several years. Accordingly, we do not know if and when we will generate revenues from MAHDL. Because of these uncertainties, we might never generate enough revenue to allow shareholders to recoup and profit from their investment.

Since we have a history of operating losses and expect expenses and losses to increase in the near term, we do not know if we will ever become profitable or that our investors will ever recoup or profit from their investment in our shares.

We have a history of accumulated losses. Since inception we have earned no revenues from the sale of any of our product candidates. We expect expenses and losses to increase in the near term as we fund research and development and general and administrative expenses. We expect to continue to incur substantial operating losses unless and until product sales and royalty payments generate sufficient revenues to fund continuing operations. As a result, investors might never recoup their investment or profit from their investment in our shares.

Since our success is dependent on the commencement and completion of clinical trials, regulatory approval and introduction of our products into the market, and since we have completed none of the tasks at this time, we do not know if we will be able to complete them.

The actual timing of these events can vary dramatically due to factors such as delays or failures in our clinical trials, the uncertainties inherent in the regulatory approval process, and the inability to establish on favorable terms the collaborative partnerships that we plan to use for the completion of our clinical trials and the marketing and manufacturing of our product candidates. We might not be able to complete the clinical trials involving MAHDL, to make the necessary regulatory submissions, or to gain regulatory approvals necessary for marketing our products. Our failure to achieve these objectives will mean that investors will not be able to recoup their investment or to receive a profit on their investment.

We will continue to require substantial additional funds for further research and development, planned clinical trials and regulatory approvals. We might not be able to obtain additional funding on acceptable terms if at all. Without additional funding, we will fail.

We will require substantial additional funds for further research and development, planned clinical trials and regulatory approvals. Our planned cash requirements may vary materially in response to a number of factors, including research and development on our products, clinical trial results, changes in any aspect of the regulatory process, and delays in obtaining regulatory approvals. We may seek further funding through public or private equity or debt financings, collaborative arrangements with pharmaceutical companies or from other sources. Further equity financings may substantially dilute shareholders' investment in our shares. If we cannot obtain the required additional funding, then investors will not be able to recoup their investment or to profit from their investment.


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Since we rely substantially on our ability to patent our intellectual property or maintain our proprietary information as trade secrets in developing our products, our success will depend on our ability to obtain patents, maintain trade secret protection and operate without infringing on the proprietary rights of third parties or preventing third parties from circumventing our rights. As described below, there is considerable uncertainty about our intellectual property rights. If we are unsuccessful in establishing the validity of our intellectual property rights, we will likely fail as a company and our securities will be worthless.

The steps we have taken to protect our intellectual property may not prevent the misappropriation of our proprietary information and technologies. We have filed and are actively pursuing applications for U.S., Canadian and foreign patents. The patent positions of biotechnology and pharmaceutical companies can be highly uncertain and involve complex legal and factual questions. We are uncertain whether:

o     any of our patent applications will result in the issuance of patents;

o     we will develop additional proprietary products that are patentable;

o the patent already issued to us will provide us with any competitive advantages;

o     we will be challenged by third parties on the validity of our patents;

o     the patents of others will impede our ability to do business;

o     third parties will be able to circumvent our patents;

o third parties will independently develop similar products that will not infringe our products;

o     third parties will duplicate any of our products not covered by a patent;
      or

o     third parties will design around our patents.

Since patent applications in the United States are maintained in secrecy until the patent is issued or foreign counterparts, if any, published and, since publication of discoveries in the scientific or patent literature often lag behind actual discoveries, we do not know if there are currently pending applications that would result in issued patents that would interfere with MAHDL. Moreover, we might have to participate in interference proceedings declared by the U.S. Patent and Trademark Office to determine priority of invention, which could result in substantial cost to us, even if the eventual outcome is favorable to us.

Much of our know-how and technology might not be patentable. To protect our rights, we require employees, consultants, advisors and collaborators to enter into confidentiality agreements. However, these agreements might not provide meaningful protection for trade secrets, know-how or other proprietary information in the event of any unauthorized use or disclosure.

We intend to enter into various arrangements with corporate and academic collaborators, licensors, licensees and others for the research, development, clinical testing, manufacturing, marketing and commercialization of MAHDL. We will not have control over how they perform their contractual obligations. Accordingly, we will suffer if they do not fulfill their contractual obligations.

We intend to enter into agreements to develop and commercialize MAHDL. We might not be able to establish such additional collaborations on favorable terms, if at all, or that our current or future collaborative arrangements will be successful. In addition, third party arrangements may require us to grant certain rights to third parties, including exclusive marketing rights to one or more products, or may have other terms that are burdensome to us.

These arrangements may place responsibility on our collaborative partners for Phase III clinical trials, human clinical trials, the preparation and submission of applications for regulatory approval, or for marketing, sales and distribution support for product commercialization. These third parties might not fulfill their obligations in a manner which maximizes our revenues. These arrangements may also require us to transfer certain material rights or issue equity securities to corporate investors, licensees and others. If we license or sublicense our commercial rights to others we might realize reduced product revenue compared to our direct commercial exploitation. Moreover, we might not derive any revenue or profit from these arrangements.

In addition, we have no direct experience in marketing, sales or distribution, and we do not intend to develop a sales and marketing infrastructure to commercialize pharmaceutical products. If we develop products eligible for commercial sales, we intend to rely on third parties such as licensees, collaborators, joint venture partners or independent distributors to market and sell these products. We might not be able to obtain access to a marketing and sales force with sufficient technical expertise and distribution capability. We also will not be able to control the resources and effort that a third party will devote to marketing our product candidates. If we are unable to develop and maintain relationships with third parties with the necessary marketing and sales force, we may fail to gain market acceptance of our product candidates, and our revenues could be impaired.

Our common shares are not listed on any stock exchange. There is no trading market for our common shares.

Our common stock is not listed any stock exchange. Accordingly, investors may find it more difficult to buy and sell shares than if our common shares were traded on a stock exchange. Furthermore, we do not currently meet the listing standards for the NASDAQ stock exchange, the New York Stock Exchange and the American Stock Exchange and do not know when or if we will ever meet such listing standards. Accordingly our common shares might have less liquidity than if our common shares were listed on such exchanges. Although our common shares have been approved for inclusion on the Pink Sheets, the securities have yet to commence trading, and there can be no assurance that a fluid trading market for the securities will develop or that, if developed, it will be sustained. We are uncertain whether a robust trading market in our shares will develop in the United States.

Penny stock regulations of the SEC may impose certain restrictions on marketability of our shares. Accordingly, investors might not be able to sell their shares as easily or for the price that would be available to them if these restrictions did not apply.

The Securities and Exchange Commission has adopted regulations which generally define a "penny stock" to be any equity security that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. As a result, additional sales practice requirements apply to United States broker-dealers who sell our securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse). For transactions covered by such rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. These rules require, among other things, that a broker engaging in a transaction in our securities provide its customers with:

o     a standardized risk disclosure document;

o     current quotations or similar price information;

o disclosure of the amount of compensation or other remuneration received by the broker and its sales persons as a result of the penny stock transactions; and

o     monthly account statements.

As a result of these additional sales practice and disclosure requirements, fewer broker/dealers may be willing to make a market in our common shares. Consequently, investors may be unable to resell their common shares in the United States.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of reverse merger.

(b) Exhibits:     Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AKID CORPORATION


                                     By: /s/ Mechael Kanovsky
                                         ------------------------
                                     Name: Mechael Kanovsky
                                     Title: Chief Executive Officer

Date:  August __, 2005

                                AKID CORPORATION

                          AUDITED FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2004

CONTENTS
---------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm            Page    F1

Consolidated Balance Sheet                                                 F2

Consolidated Statement of Operations                                       F3

Consolidated Statement of Cash Flows                                       F4

Consolidated Statement of Stockholders' Deficit                            F5

Notes to Consolidated Financial Statements                                 F6

                              MEYLER & COMPANY, LLC
                          CERTIFIED PUBLIC ACCOUNTANTS
                                  ONE ARIN PARK
                                 1715 HIGHWAY 35
                              MIDDLETOWN, NJ 07748

             Report of Independent Registered Public Accounting Firm

To the Board of Directors
AKID Corporation

We have audited the accompanying consolidated balance sheet of AKID Corporation as of December 31, 2004 and the related consolidated statements of operations, stockholders' deficit, and cash flows for the period May 18, 2004 (Inception) to December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004 and the results of its operations and its cash flows for the period May 18, 2004 (inception) to December 31, 2004 in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the consolidated financial statements, the Company has incurred net losses of $15,438 since inception, has no working capital, a stockholders' deficit of $12,765 at December 31, 2004, and there are existing uncertain conditions the Company faces relative to its ability to obtain capital and operate successfully. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                                                       /s/ Meyler & Company, LLC

Middletown, NJ
August 17, 2005


                                      F 1

                                AKID CORPORATION

                           CONSOLIDATED BALANCE SHEET
                                December 31, 2004

                                     ASSETS

INTANGIBLE ASSETS                                                      $ 50,700
                                                                       --------
         Total Assets                                                  $ 50,700
                                                                       ========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accrued expenses                                                    $    633
   Accrued salaries                                                      12,100
                                                                       --------
         Total Current Liabilities                                       12,733

LONG-TERM DEBT
   Due to Advanced Plant Pharmaceutical, Inc.                            50,732
STOCKHOLDERS' DEFICIT
    Preferred stock, par value $0.001 authorized
     10,000,000 shares, none issued and outstanding
    Common stock authorized 20,000,000
     shares; no par value; issued and outstanding
      20,000,000 shares                                                   2,673
    Accumulated deficit                                                 (15,438)
                                                                       --------
         Total Stockholders' Deficit                                    (12,765)
                                                                       --------
         Total Liabilities and Stockholders' Deficit                   $ 50,700
                                                                       ========

                 See accompanying notes to financial statements.


                                      F 2

                                AKID CORPORATION

                      CONSOLIDATED STATEMENT OF OPERATIONS
          For the Period May 18, 2004 (Inception) to December 31, 2004

COSTS AND EXPENSES
   Operating expenses                                              $     13,466
   Stock based compensation                                                 312
                                                                   ------------
         Total Costs and Expenses                                        13,778
                                                                   ------------

NET LOSS                                                           $    (13,778)
                                                                   ============

NET LOSS PER COMMON SHARE
   (BASIC AND DILUTED)
                                                                   $      (0.01)

WEIGHTED AVERAGE COMMON
   SHARES OUTSTANDING                                                27,410,000
                                                                   ============

                 See accompanying notes to financial statements.


                                      F 3

                                AKID CORPORATION

                      CONSOLIDATED STATEMENT OF CASH FLOWS
          For the Period May 18, 2004 (Inception) to December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                            $(13,778)
   Adjustments to reconcile net loss to cash flows used
     in operating activities:
       Stock based compensation                                             312
       Accrued expenses                                                     633
       Accrued salaries                                                  12,100
                                                                       --------
           Net Cash Flows Used in Operating Activities                     (733)
                                                                       --------

CASH FLOWS FROM FINANCING ACTIVITIES
   Advances from Advanced Plant Pharmaceutical, Inc.                        733
                                                                       --------
           Net Cash Flows provided by Financing Activities                  733
                                                                       --------

INCREASE (DECREASE) IN CASH

CASH, BEGINNING OF PERIOD
                                                                       --------

CASH, END OF PERIOD                                                           $
                                                                       ========

SUPPLEMENTAL CASH FLOW INFORMATION:
   Amount due to Advanced Plant Pharmaceutical, Inc.
     for technology rights                                             $ 50,000
                                                                       ========

   Issuance of common stock for technology rights                      $    700
                                                                       ========

                 See accompanying notes to financial statements.


                                      F 4

                                AKID CORPORATION

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT
          For the Period May 18, 2004 (Inception) to December 31, 2004

                                                   Common Stock              Additional                          Total
                                          ----------------------------        Paid in        Accumulated     Stockholders'
                                             Shares           Amount          Capital          Deficit          Deficit
                                          ------------------------------------------------------------------------------
Mazel Plant Pharmaceuticals, Inc.          10,130,000      $     1,013                                       $     1,013
                                          -----------      -----------                                       -----------
   Total Mazel Plant Pharmaceuticals,
      Inc. prior to reverse merger         10,130,000            1,013                                             1,013

Reverse Merger
   Merger with AKID Corporation
     Cancellation of Mazel Plant
     Pharmaceuticals, Inc. common
     stock                                (10,130,000)          (1,013)     $     1,013
   Equity of AKID Corporation               1,230,000            2,673           25,840     $   (28,513)
   Issuance of 20,000,000 shares
     in exchange for 7,000,000 shares
     of Mazel                              20,000,000
   Issuance of 6,180,000 shares in
     exchange for 3,130,000 shares
     of Mazel                               6,180,000
   Capitalization of AKID net loss                                              (26,853)         26,853

Net loss for the period May 18, 2004
   (inception) to December 31, 2004                                                             (13,778)         (13,778)
                                          -----------      -----------      -----------     -----------      -----------

Balance, December 31, 2004                 27,410,000      $     2,673      $               $   (15,438)     $   (12,765)
                                          ===========      ===========      ===========     ===========      ===========

                 See accompanying notes to financial statements.


                                      F 5

                                AKID CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Nature of Business

      Mazel Plant Pharmaceutical, Inc. (the "Company") has the technology rights to develop, manufacture and distribute three products, specifically, plant based compositions designed to treat elevated cholesterol, leukemia and Alzheimer 's disease.

      Reverse Merger

      On June 6, 2005, AKID Corporation (hereafter referred to as "AKID") entered into a stock exchange agreement with Advanced Plant Pharmaceuticals, Inc. ("APPI") to acquire 7,000,000 shares of the company's common stock in exchange for 20,000,000 shares of AKID common stock. AKID also acquired 3,130,000 shares of the company's outstanding shares in exchange for 6,180,000 shares of its common stock. In connection with the merger, the company became a wholly owned subsidiary of AKID. Prior to the merger, AKID was a non-operating "shell" corporation. Pursuant to Securities and Exchange Commission rules, the merger of a private operating company Mazel Plant Pharmaceutical, Inc. into a non-operating public shell corporation, with nominal net assets, is considered a capital transaction. At the time of the merger, the officers and directors of AKID resigned and were replaced with the officer and directors of the Company. For Financial Statement presentation, the merger has been reflected in the Financial Statements as though it occurred on December 31, 2004. The historical statements prior to December 31, 2004 are those of Mazel Plant Pharmaceutical, Inc. Since the merger is a recapitalization and not a business combination, pro forma information is not presented.

      Going Concern

      As shown in the accompanying financial statements, the Company has incurred net losses of $15,438 since inception, has no working capital, and a stockholders' deficit of $12,765 at December 31, 2004. Management's plans include the raising of capital through the equity markets to fund future operations, seeking additional acquisitions, and the generating of revenue through its business. Failure to raise adequate capital and generate adequate sales revenues could result in the Company having to curtail or cease operations. Additionally, even if the Company does raise sufficient capital to support its operating expenses and generate adequate revenues, there can be no assurances that the revenue will be sufficient to enable it to develop business to a level where it will generate profits and cash flows from operations. These matters raise substantial doubt about the Company's ability to continue as a going concern. However, the accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

      Cash Equivalents

      For purposes of reporting cash flows, cash equivalents include investment instruments purchased with a maturity of three months or less.


                                      F 6

                                AKID CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2004

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Net Loss Per Common Share

      The Company computes per share amounts in accordance with Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share". SFAS No. 128 requires presentation of basic and diluted EPS. Basic EPS is computed by dividing the income (loss) available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of common stock and common stock equivalents outstanding during the period.

      Consolidated Financial Statements

      The consolidated financial statements include the Company and its wholly owned subsidiary. All significant intercompany transactions and balances have been eliminated in consolidation.

      Stock-Based Compensation

      SFAS No. 123, "Accounting for Stock-Based Compensation" prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires employee compensation expense to be recorded (1) using the fair value method or (2) using the intrinsic value method as prescribed by accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations with pro forma disclosure of what net income and earnings per share would have been if the Company adopted the fair value method. The Company accounts for employee stock based compensation in accordance with the provisions of APB
      25. For non-employee options and warrants, the company uses the fair value method as prescribed in SFAS 123.

      Business Combinations and Goodwill

      In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, "Business Combinations". SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interests method.

      In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets", which the Company adopted during 2004. SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill.


                                      F 7

                                AKID CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2004

NOTE  A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      Business Combinations and Goodwill (Continued)

      In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 changes the accounting for long-lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and by establishing a primary-asset approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for long-lived assets to be held and used. SFAS No. 144 changes the accounting for long-lived assets to be disposed of other than by sale by requiring that the depreciable life of a long-lived asset to be abandoned be revised to reflect a shortened useful life and by requiring the impairment loss to be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in a spin-off if the carrying amount of the asset exceeds its fair value. SFAS No 144 changes the accounting for long-lived assets to be disposed of by sale by requiring that discontinued operations no longer be recognized at a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discontinued components before they occur, and by broadening the presentation of discontinued operations in the income statement to include a component of an entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished operationally, and for financial reporting purposes, from the rest of the entity.

NOTE B - TECHNOLOGY RIGHTS

      The technology rights include the rights to develop, manufacture, and distribute plant based compositions designed to treat elevated cholesterol, leukemia, and Alzheimer's disease. The Company acquired these rights from Advanced Plant Pharmaceuticals, Inc. (hereafter referred to as "APPI") for stock and a note payable aggregating $50,700. APPI is deemed to be an affiliate of the Company.

NOTE C - RELATED PARTY TRANSACTIONS

      The Company is indebted to Advanced Plant Pharmaceuticals, Inc. for $50,732 for the technology rights as discussed in Note B to the Financial Statements. The advances are non-interest bearing and have no definitive repayment dates.

NOTE D - INCOME TAXES

      The Company has adopted Financial Accounting Statement SFAS No. 109, Accounting for Income Taxes. Under this method, the Company recognizes a deferred tax liability or asset for temporary differences between the tax basis of an asset or liability and the related amount reported on the financial statements. The principal types of differences, which are measured at the current tax rates, are net operating loss carry forwards. At December 31, 2004, these differences resulted in a deferred tax asset of approximately $2,100. SFAS No. 109 requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. Since realization is not assured, the Company has recorded a valuation allowance for the entire deferred tax asset, and the accompanying financial statements do not reflect any net asset for deferred taxes at December 31, 2004.


                                      F 8

                                AKID CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2004

NOTE D - INCOME TAXES (CONTINUED)

      The Company's net operating loss carry forwards amounted to approximately $14,000 at December 31, 2004, which will expire through 2024.

NOTE E - COMMITMENTS AND CONTINGENCIES

      In December 2004, the Company entered into five different employment contracts, three of which expire in 2006 and two which expire in 2007 and 2009. The contracts call for minimum salaries of $182,400 with escalations and issuances of stock for employee achievements.

NOTE F - STOCKHOLDERS' EQUITY

      As discussed in the Reverse Merger (see Note A to the Financial Statements), the exchange of Mazel shares for AKID, caused the Company to exceed the authorized shares. For Financial Statement purposes, the Financial Statements have been prepared as though they were issued.

NOTE G - SUBSEQUENT EVENTS

      In March 2005, the Company issued 50,000 shares of its common stock to an employee for achievements reached. The shares were valued at .0001 per share.

      In April 2005, the Company sold 50,000 shares of its common stock under a private placement at $0.40 per share.

      In April 2005, the Company issued 90,000 shares of its common stock to consultants for services rendered. The shares were valued at $0.065 per share and will be recorded as stock based compensation.

      In June 2005, the Company issued 3,800,000 shares of its common stock under a private placement. The shares were sold at $0.065 per share.

      In June 2005, the Company issued 1,600,000 shares of its common stock to consultants for services rendered in connection with the reverse merger. The shares have registration rights. The shares are being valued at $0.065 per share and will be recorded as stock based compensation.


                                      F 9